UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 13, 2023

Proterra Inc
(Exact name of registrant as specified in its charter)

Delaware	001-39546	98-1551379
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1815 Rollins Road
Burlingame, California 94010
(Address of registrant’s principal executive offices, and zip code)
(864) 438-0000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PTRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.

On January 13, 2023, the Board of Directors of Proterra Inc (the “Company”) approved a plan designed to improve operational efficiency that includes reducing the workforce across the Company (the “Workforce Restructuring”) and closing the Company’s City of Industry facility (the “Facility Closure”). The City of Industry facility currently manufactures electric transit buses and the Company’s current generation battery systems. The Company will move manufacturing from the City of Industry facility to its existing facilities in South Carolina. Transit bus production in the City of Industry is expected to end in the first quarter of 2023, and battery production at the end of the third quarter of 2023. The Company plans to vacate the facility by the end of 2023.

The Workforce Restructuring plan is expected to reduce the Company’s current workforce by approximately 25%, and impact approximately 300 employees, including from the Facility Closure. The Company believes these plans will improve overall efficiency by increasing the utilization of the Company’s largest manufacturing sites in Greenville and Greer, South Carolina, streamlining supply chain and distribution logistics, reducing organizational complexity, and reducing facilities costs. Affected employees are expected to be offered separation benefits. The Company is beginning the Facility Closure and Workforce Restructuring efforts effective immediately.

The final costs relating to the Facility Closure and Workforce Restructuring will not be known until all related activities have been completed. The Company currently expects to incur restructuring charges, of between $6 million and $10 million attributable to net cash payments primarily for severance benefits to employees, and $4 million to $5 million in facility closure costs primarily consisting of lease expense, material and equipment relocation and removal of tenant improvements in connection with the Facility Closure. Such restructuring charges are expected to be incurred beginning in the first quarter of 2023 and continuing through year end of 2023. In addition, in connection with the Company’s Workforce Restructuring and Facility Closure, the Company is performing an impairment analysis over certain property, plant and equipment and could incur non-cash impairment charges. The Company currently expects to use equipment from the City of Industry facility in other locations and is unable to estimate any potential impairment charges relating to the Facility Closure and Workforce Restructuring at the time of this Report.

The costs and charges described above and timing thereof are preliminary estimates based on the Company’s current expectations and are subject to a number of assumptions and risks, and actual results may differ materially from such estimates. The Company may also incur other charges, costs, future cash expenditures or impairments not currently contemplated due to events that may occur as a result of, or in connection with, the Workforce Restructuring and the Facility Closure.

Item 7.01 Regulation FD Disclosure.

On January 19, 2023, the Company issued a press release regarding the Facility Closure and Workforce Restructuring described in Item 2.05 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Report, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward Looking Statements

This report includes “forward looking statements” within the meaning of the federal securities laws relating to the Facility Closure and Workforce Restructuring, including estimated costs, charges and impairments, and the expected timing of the implementation and completion of the Facility Closure, Workforce Restructuring and any associated costs, charges and impairments; the Company’s plan to increase operational efficiency, including the expectation that such plan will improve overall efficiency by increasing the utilization of the Company’s largest manufacturing sites in Greenville and Greer, South Carolina, streamlining supply chain and distribution logistics, reducing organizational complexity, reducing facilities costs, and the Company’s expectation to use equipment from the City of Industry facility at other locations. These statements are based on assumptions currently believed to be valid but involve significant risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in the forward-looking statements. Such risks and uncertainties include, among others, the effect the Facility Closure and Workforce Restructuring may have on the business relationships and operating results of the Company; the extent to which the Facility Closure and Workforce Restructuring may disrupt the current plans and operations of the Company; and the ability of the Company to successfully consolidate production in its Greenville and Greer facilities in South Carolina. The foregoing list of factors is not exhaustive. Additional risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in the forward-looking statements are identified in the Company’s reports filed with the Securities and Exchange Commission, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The forward-looking statements included in this report are made only as of the date of this report. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release issued by Proterra on January 19, 2023
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2023

PROTERRA INC

By:	/s/ Gareth T. Joyce
Gareth T. Joyce
Chief Executive Officer